SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   ☒                             Filed by a Party other than the Registrant  ☐

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☐	Definitive Proxy Statement
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

SPECTRUM PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. June 29, 2015
SPECTRUM PHARMACEUTICALS, INC.
Meeting Information
Meeting Type: Annual<mtgtype>Meeting
For holders as of: April<recdate>30, 2015
Date: June 29, 2015
Time: 10:30<mtgtime>AM PDT
Location: Spectrum Pharmaceuticals, Inc.
11500 South Eastern Avenue
Suite 240
Henderson, Nevada 89052
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 15, 2015 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.
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Voting items
The Board of Directors recommends that you vote FOR the following:
1. Election of Directors
Nominees
01 Raymond W. Cohen 02 Gilles R. Gagnon 03 Stuart M. Krassner 04 Luigi Lenaz 05 Anthony E. Maida
06 Rajesh C. Shrotriya 07 Dolatrai Vyas
The Board of Directors recommends you vote FOR the following proposal(s):
2 To approve the flexible settlement feature in connection with the potential conversion of our Convertible Senior Notes, which would allow us to settle the conversion of the Notes, at our option, with shares of our common stock and/or their equivalent cash value at the time of conversion.
3 To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.
4 To approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of the Proxy Statement.
NOTE: To consider and act upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.
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Voting Instructions
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